HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042   HV-6779 - PremierSolutions Standard (Series A-II)

Supplement dated October 19, 2017 to your Prospectus

1.            SUB-ADVISER CHANGE

MassMutual Select Diversified Value Fund – Class R4

Effective September 21, 2017, T. Rowe Price Associates, Inc. replaced Loomis, Sayles & Company, L.P. as co-subadviser to the MassMutual Select Diversified Value Fund.  Brandywine Global Investment Management, LLC remains as a co-subadviser of the MassMutual Select Diversified Value Fund

2.            SUB-ADVISER ADDITION

MassMutual Select Fundamental Value Fund – Class R4

Effective October 12, 2017, Barrow, Handley, Mewhinney & Strauss, LLC (“Barrow, Handley”) was added as a co-subadviser of the MassMutual Select Fundamental Value Fund.  Wellington Management Company LLP continues to be a subadviser and will be a co-subadviser with Barrow, Handley to the MassMutual Select Fundamental Value Fund.

3.            FUND NAME CHANGE

a.            Lord Abbett International Core Equity Fund – Class A

Effective on or about October 31, 2017, the Lord Abbett International Core Equity Fund will be re-named the Lord Abbett International Equity Fund.

As a result of the change, all references to the Lord Abbett International Core Equity Fund in your Prospectus are deleted and replaced with the Lord Abbett International Equity Fund.

b.           Calvert Bond Portfolio – Class A

Calvert Equity Portfolio – Class A

Effective November 6, 2017, the following name change is made to your Prospectus:

Current Name	New Name

Calvert Bond Portfolio - Class A	Calvert Bond Fund - Class A
Calvert Equity Portfolio – Class A	Calvert Equity Fund – Class A

As a result of the change, all references to the Current Names in your Prospectus is deleted and replaced with the New Names.

4.            FUND LIQUIDATION

MassMutual Premier Value Fund – Class R4

The Board of Trustees of the MassMutual Premier Funds has approved a Plan of Liquidation and Termination (the “Liquidation”) pursuant to which it is expected that the MassMutual Premier Value Fund will be dissolved. Effective on or about March 23, 2018 (the “Liquidation Date”), shareholders of the MassMutual Premier Value Fund will receive proceeds in proportion to the number of shares held by them on the Liquidation Date.

Please note that prior to the Liquidation Date, the MassMutual Premier Value Fund may hold most or all of its assets in cash or cash equivalents and therefore may not be able to meet its investment objective.

Due to the Liquidation of the MassMutual Premier Value Fund, you will no longer be able to allocate new Contributions of make transfers to the MassMutual Premier Value Fund Sub-Account, including program trades effective March 21, 2018.  You may transfer some or all of your Participant Account value in the MassMutual Premier Value Fund Sub-Account to other investment options currently offered under your Contract.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.